PURSUANT TO §44-14-35.1 OF OFFICIAL CODE OF GEORGIA ANNOTATED, THIS INSTRUMENT EMBRACES, COVERS AND CONVEYS SECURITY TITLE TO AFTER-ACQUIRED PROPERTY OF THE GRANTOR OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), GRANTOR, to U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, TRUSTEE NINETIETH SUPPLEMENTAL INDENTURE Relating to the Oglethorpe Power Corporation Green First Mortgage Bonds, Series 2025A Dated as of January 1, 2025 FIRST MORTGAGE OBLIGATIONS NOTE TO CLERK OF THE GEORGIA SUPERIOR COURT AND GEORGIA TAX COMMISSIONER: BECAUSE THIS INSTRUMENT SECURES BONDS AND NOT A LONG TERM NOTE, THIS INSTRUMENT IS EXEMPT FROM THE INTANGIBLES RECORDING TAX PURSUANT TO GEORGIA ADMINISTRATIVE CODE § 560- 11-8-.14(d). Exhibit 4.2.1(mmmm)

THIS NINETIETH SUPPLEMENTAL INDENTURE, dated as of January 1, 2025, is between OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), formerly known as Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), an electric membership corporation organized and existing under the laws of the State of Georgia, as Grantor (the “Company”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as successor to U.S. Bank National Association, as successor to SunTrust Bank, formerly known as SunTrust Bank, Atlanta, as Trustee (in such capacity, the “Trustee”). WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of March 1, 1997 (the “Original Indenture”), for the purpose of securing its Existing Obligations and providing for the authentication and delivery of Additional Obligations by the Trustee from time to time under the Original Indenture (capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Original Indenture, as provided in Section 1.1 hereof); WHEREAS, the Original Indenture has heretofore been supplemented and amended by eighty-nine Supplemental Indentures (the Original Indenture, as heretofore, hereby and hereafter amended, supplemented and modified, the “Indenture”), and the Original Indenture and the eighty- nine Supplemental Indentures have been recorded as set forth on Schedule 1 attached hereto; WHEREAS, the Board of Directors of the Company has authorized a new series of Additional Obligations to be designated the Green First Mortgage Bonds, Series 2025A, due February 1, 2055 in the aggregate principal amount of Three Hundred and Fifty Million Dollars ($350,000,000) (the “Series 2025A Bonds”); WHEREAS, the Company will enter into that certain Exchange and Registration Rights Agreement with J.P. Morgan Securities LLC as representative of the Purchasers (as defined therein), dated as of January 27, 2025 (as it may be amended, supplemented or modified, the “Registration Rights Agreement”), requiring that the Company register the Series 2025A Bonds under the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission (the “SEC”); WHEREAS, the Company desires to execute and deliver this Ninetieth Supplemental Indenture, in accordance with the provisions of the Indenture, for the purpose of (i) providing for the creation and designation of the Series 2025A Bonds as Additional Obligations and specifying the form and provisions thereof and (ii) conveying and confirming unto the Trustee the lien of the Indenture with respect to the property more particularly described on Exhibit A attached hereto; WHEREAS, Section 12.1 of the Original Indenture provides that, without the consent of the Holders of any of the Obligations at the time Outstanding, the Company, when authorized by a Board Resolution, and the Trustee may enter into a Supplemental Indenture for the purposes and subject to the conditions set forth in said Section 12.1, including (i) to create a series of Additional Obligations under the Indenture and to make provisions for such series of Additional Obligations and (ii) to convey and confirm unto the Trustee any property subject or required to be subject to the lien of the Indenture; and

2 WHEREAS, all acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to secure under the Indenture the payment of the principal of (and premium, if any) and interest on the Series 2025A Bonds, to make the Series 2025A Bonds to be issued hereunder, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, and to constitute the Indenture a valid and binding lien for the security of the Series 2025A Bonds, in accordance with its terms, have been done and taken; and the execution and delivery of this Ninetieth Supplemental Indenture have been in all respects duly authorized by the Company. NOW, THEREFORE, THIS NINETIETH SUPPLEMENTAL INDENTURE WITNESSES, that, to secure the payment of the principal of (and premium, if any) and interest on the Outstanding Secured Obligations, including, when authenticated and delivered, the Series 2025A Bonds, to confirm the lien of the Indenture upon the Trust Estate, including property purchased, constructed or otherwise acquired by the Company since the date of execution of the Original Indenture, to secure performance of the covenants therein and herein contained, to declare the terms and conditions on which the Series 2025A Bonds are secured, and in consideration of the premises thereof and hereof, the Company by these presents does grant, bargain, sell, alienate, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, and its successors and assigns in the trust created thereby and hereby, in trust, all property, rights, privileges and franchises (other than Excepted Property or Excludable Property) of the Company, whether now owned or hereafter acquired, of the character described in the Granting Clauses of the Original Indenture, wherever located, including all such property, rights, privileges and franchises acquired since the date of execution of the Original Indenture, including, without limitation, all property described in Exhibit A attached hereto, subject to all exceptions, reservations and matters of the character referred to in the Indenture, and does grant a security interest therein for the purposes expressed herein and in the Indenture subject in all cases to Sections 5.2 and 11.2 B of the Original Indenture and to the rights of the Company under the Indenture, including the rights set forth in Article V thereof; but expressly excepting and excluding from the lien and operation of the Indenture all properties of the character specifically excepted as “Excepted Property” or “Excludable Property” in the Indenture to the extent contemplated thereby. PROVIDED, HOWEVER, that if, upon the occurrence of an Event of Default, the Trustee, or any separate trustee or co-trustee appointed under Section 9.14 of the Original Indenture or any receiver appointed pursuant to statutory provision or order of court, shall have entered into possession of all or substantially all of the Trust Estate, all the Excepted Property described or referred to in Paragraphs A through H, inclusive, of “Excepted Property” in the Original Indenture then owned or thereafter acquired by the Company, shall immediately, and, in the case of any Excepted Property described or referred to in Paragraphs I, J, L, N and P of “Excepted Property” in the Original Indenture (excluding the property described in Section 2 of Exhibit B in the Original Indenture), upon demand of the Trustee or such other trustee or receiver, become subject to the lien of the Indenture to the extent permitted by law, and the Trustee or such other trustee or receiver may, to the extent permitted by law, at the same time likewise take possession thereof, and whenever all Events of Default shall have been cured and the possession of all or substantially all of the Trust Estate shall have been restored to the Company, such Excepted Property shall again be excepted and excluded from the lien of the Indenture to the extent and otherwise as hereinabove set forth and as set forth in the Indenture.

3 The Company may, however, pursuant to the Granting Clause Third of the Original Indenture, subject to the lien of the Indenture any Excepted Property or Excludable Property, whereupon the same shall cease to be Excepted Property or Excludable Property. TO HAVE AND TO HOLD all such property, rights, privileges and franchises hereby and hereafter (by a Supplemental Indenture or otherwise) granted, bargained, sold, alienated, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, set over or confirmed as aforesaid, or intended, agreed or covenanted so to be, together with all the tenements, hereditaments and appurtenances thereto appertaining (said properties, rights, privileges and franchises, including any cash and securities hereafter deposited or required to be deposited with the Trustee (other than any such cash which is specifically stated in the Indenture not to be deemed part of the Trust Estate) being part of the Trust Estate), unto the Trustee, and its successors and assigns in the trust created by the Indenture, forever. SUBJECT, HOWEVER, to (i) Permitted Exceptions and (ii) to the extent permitted by Section 13.6 of the Original Indenture as to property hereafter acquired (a) any duly recorded or perfected prior mortgage or other lien that may exist thereon at the date of the acquisition thereof by the Company and (b) purchase money mortgages, other purchase money liens, chattel mortgages, conditional sales agreements or other title retention agreements created by the Company at the time of acquisition thereof. BUT IN TRUST, NEVERTHELESS, with power of sale, for the equal and proportionate benefit and security of the Holders from time to time of all the Outstanding Secured Obligations without any priority of any such Obligation over any other such Obligation and for the enforcement of the payment of such Obligations in accordance with their terms. UPON CONDITION that, until the happening of an Event of Default and subject to the provisions of Article V of the Original Indenture, and not in limitation of the rights elsewhere provided in the Indenture, including the rights set forth in Article V of the Original Indenture, the Company shall be permitted to (i) possess and use the Trust Estate, except cash, securities, Designated Qualifying Securities and other personal property deposited, or required to be deposited, with the Trustee, (ii) explore for, mine, extract, separate and dispose of coal, ore, gas, oil and other minerals, and harvest standing timber, and (iii) receive and use the rents, issues, profits, revenues and other income, products and proceeds of the Trust Estate. THE INDENTURE, INCLUDING THIS NINETIETH SUPPLEMENTAL INDENTURE, is given to secure the Outstanding Secured Obligations, and is intended to operate and is to be construed as a deed passing title to the Trust Estate and is made under the provisions of the laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage or deed of trust, and is given to secure the Outstanding Secured Obligations. Should the indebtedness secured by the Indenture be paid according to the tenor and effect thereof when the same shall become due and payable and should the Company perform all covenants contained in the Indenture in a timely manner, then the Indenture shall be canceled and surrendered. AND IT IS HEREBY COVENANTED AND DECLARED that the Series 2025A Bonds are to be authenticated and delivered and the Trust Estate is to be held and applied by the Trustee, subject to the covenants, conditions and trusts set forth herein and in the Indenture, and the

4 Company does hereby covenant and agree to and with the Trustee, for the equal and proportionate benefit of all Holders of the Outstanding Secured Obligations, as follows: ARTICLE I DEFINITIONS Section 1.1 Definitions. All words and phrases defined in Article I of the Original Indenture and used in this Ninetieth Supplemental Indenture shall have the same meanings ascribed to them in the Original Indenture, as such terms may have been or may be amended or modified from time to time pursuant to the Indenture, except in cases where the context clearly indicates otherwise. In addition, the following terms have the following meanings in this Ninetieth Supplemental Indenture unless the context clearly indicates otherwise. “Business Day” means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York or Georgia are generally authorized or obligated by law or executive order to close. “Closing Date” means January 27, 2025. “Interest Payment Date” means February 1 and August 1 of each year, commencing on August 1, 2025. “Par Call Date” has the meaning set forth in Section 2.2(a)(i) hereof. “Record Date” means the 15th day (whether or not a Business Day) of the calendar month immediately preceding such Interest Payment Date. “Securities Depository” means The Depository Trust Company and its successors and assigns or any other securities depository selected by the Company which agrees to follow the procedures required to be followed by such securities depository in connection with the Series 2025A Bonds. “Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on

5 H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date. If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. ARTICLE II THE SERIES 2025A BONDS AND CERTAIN PROVISIONS RELATING THERETO Section 2.1 Terms of the Series 2025A Bonds. There shall be created and established a series of Additional Obligations known as and entitled the “Green First Mortgage Bonds, Series 2025A” (which are referred to herein as the “Series 2025A Bonds”). The aggregate principal amount of the Series 2025A Bonds which may be authenticated, delivered and Outstanding at any one time is limited to Three Hundred and Fifty Million Dollars ($350,000,000). The Series 2025A Bonds shall consist of bonds in an aggregate principal amount of $350,000,000, due February 1, 2055. Pursuant to the Registration Rights Agreement, the Company will register the Series 2025A Bonds under the Securities Act with the SEC. For the purposes of this paragraph and Exhibit B attached hereto, the Series 2025A Bonds issued on the Closing Date shall be referred to as the “Initial Series 2025A Bonds” and the Series 2025A Bonds issued pursuant to the Exchange Offer (as hereinafter defined) shall be referred to as the “Exchange Series 2025A Bonds.” The Registration Rights Agreement requires the Company to register the Initial Series 2025A Bonds

6 (i) by exchanging the Initial Series 2025A Bonds for Series 2025A Bonds through an exchange offer (the “Exchange Offer”) and/or, (ii) if applicable, by filing an Alternative Registration Statement (as defined in the Registration Rights Agreement). For all purposes under this Ninetieth Supplemental Indenture, each series of the Initial Series 2025A Bonds and the related Exchange Series 2025A Bonds shall be treated as a single series of Series 2025A Bonds. The Series 2025A Bonds shall bear interest from their date of issuance, payable semi- annually on each Interest Payment Date; provided, however, that if an Interest Payment Date does not fall on a Business Day, such payment may be made on the next succeeding Business Day. The Series 2025A Bonds shall bear interest at the annual rate of 5.900%; provided, however, that if (i) the Company fails to file a registration statement under the Securities Act registering the Series 2025A Bonds (the “Exchange Offer Registration Statement”) under the Securities Act in connection with the Exchange Offer with the SEC on or prior to the 180th day after the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective by the SEC or does not otherwise become effective on or before the 270th day after the Closing Date, (iii) the Exchange Offer has not been completed within 60 Business Days after the initial effective date of the Exchange Offer Registration Statement, (iv) an Alternative Registration Statement is required to be filed pursuant to the Registration Rights Agreement but is not filed with the SEC on or prior to the later of (x) the 30th Business Day after the date such obligation to file arises or (y) the 180th day after the Closing Date, (v) an Alternative Registration Statement is required to be filed pursuant to the terms of the Registration Rights Agreement but is not declared effective by the SEC or does not otherwise become effective on or prior to the later of (x) the 90th day after the date such obligation to file arises or (y) the 270th day after the Closing Date, or (vi) the Exchange Offer Registration Statement or Alternative Registration Statement, as applicable, is filed and declared effective but thereafter either (x) is withdrawn by the Company or (y) becomes subject to an effective stop order issued pursuant to the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted under the Registration Rights Agreement, including with respect to any Alternative Registration Statement, during any applicable Suspension Period (as defined in the Registration Rights Agreement)) without being succeeded within 30 days from the date such registration statement was suspended by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (vi), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then additional interest on the Series 2025A Bonds will accrue (in addition to the stated interest on the Series 2025A Bonds) at a rate of (x) 0.25% per annum for the first 90 days of a Registration Default Period and (y) at a rate per annum of 0.50% thereafter (“Special Interest”) on the principal amount of the Series 2025A Bonds, from the date of the occurrence of any Registration Default until such Registration Default is remedied. Special Interest shall accrue and be payable only with respect to a single Registration Default at any given time, notwithstanding the fact that multiple Registration Defaults may exist at such time. Immediately upon the cure of all Registration Defaults, the accrual of Special Interest will cease and the interest rate on the Series 2025A Bonds shall revert to the original rate. The principal and the Redemption Price of, and interest on, the Series 2025A Bonds shall be paid to the Person in whose name that Obligation (or one or more Predecessor Obligations) is registered at the close of business on the Record Date applicable to such Interest Payment Date or Redemption Date. Interest on the Series 2025A Bonds shall be computed on the basis of a 360-

7 day year of twelve 30-day months. The Series 2025A Bonds shall be dated the date of authentication. The Series 2025A Bonds shall be issued as fully registered global bonds without coupons and in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. The Series 2025A Bonds shall be registered in the name of Cede & Co., as nominee of the Securities Depository, pursuant to the Securities Depository’s Book-Entry System. When the Series 2025A Bonds are held in the Book-Entry System, purchases of beneficial interests in the Series 2025A Bonds shall be made in book-entry form, without certificates. If at any time the Book-Entry System is discontinued for the Series 2025A Bonds, the Series 2025A Bonds shall be exchangeable for other fully registered certificated Series 2025A Bonds of like tenor and of an equal aggregate principal amount, in authorized denominations. The Trustee may impose a charge sufficient to reimburse the Company or the Trustee for any tax, fee or other governmental charge required to be paid with respect to such exchange or any transfer of a Series 2025A Bond. The cost, if any, of preparing each new Series 2025A Bond issued upon such exchange or transfer, and any other expenses of the Company or the Trustee incurred in connection therewith, shall be paid by the person requesting such exchange or transfer. Interest on the Series 2025A Bonds shall be payable by check mailed to the registered owners thereof. However, interest on the Series 2025A Bonds shall be paid to any owner of $1,000,000 or more in aggregate principal amount of the Series 2025A Bonds by wire transfer to a wire transfer address within the United States upon the written request of such owner received by the Paying Agent not less than five days prior to the Record Date. As long as the Series 2025A Bonds are registered in the name of Cede & Co., as nominee of the Securities Depository, such payments shall be made directly to the Securities Depository. The Trustee is hereby designated and agrees to act as initial Paying Agent for the Series 2025A Bonds. Section 2.2 Optional Redemption. (a) The Company may redeem the Series 2025A Bonds, in whole or in part, on any date or from time to time prior to their maturity, at its option. (i) If the Redemption Date is before August 1, 2054 (the “Par Call Date”), the Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) for the Series 2025A Bonds will be equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Series 2025A Bonds to be redeemed discounted to the Redemption Date (assuming the Series 2025A Bonds to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued on the Series 2025A Bonds to be redeemed to the Redemption Date; and (2) 100% of the principal amount of the Series 2025A Bonds to be redeemed,

8 plus, in either case, accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date. (ii) If the Redemption Date is on or after the Par Call Date, the Redemption Price for the Series 2025A Bonds will be 100% of the aggregate principal amount of the Series 2025A Bonds being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date. (b) The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. (c) Notice of redemption shall be given by first class mail, postage prepaid, mailed not less than 30 and not more than 60 days prior to the Redemption Date to the registered address of each Holder of Series 2025A Bonds being redeemed, except as otherwise required by the procedures of the Securities Depository. Notice of redemption of the Series 2025A Bonds shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company. (d) If less than all of the Outstanding Series 2025A Bonds are to be redeemed, the Series 2025A Bonds to be redeemed will be selected by the Trustee in any method it deems fair and appropriate, and the portion of the Series 2025A Bonds not so redeemed will be in a minimum denomination of $2,000 and integral multiples of $1,000 in excess thereof. (e) If, at the time the notice of optional redemption of the Series 2025A Bonds is given, the Company has not deposited sufficient funds with the Trustee to pay the full Redemption Price of the Series 2025A Bonds to be redeemed, the notice of optional redemption will so state and will further state that the Series 2025A Bonds will remain Outstanding as though no redemption notice had been given unless the Company provides, or causes to be provided, to the Trustee, by 2:00 p.m. New York City time on the Redemption Date, funds sufficient to pay the full Redemption Price of the Series 2025A Bonds to be redeemed. The failure of the Company to deposit sufficient funds with the Trustee to effect the redemption will not constitute a payment or other default by the Company under the Indenture and the Company will not be liable to any Holder of those Series 2025A Bonds as a result of the failed redemption. If the Company has deposited funds with the Trustee sufficient to pay the full Redemption Price of the Series 2025A Bonds to be redeemed at the time the notice of optional redemption is given, then the Company is obligated to redeem the Series 2025A Bonds as provided in that notice. Section 2.3 Form of the Series 2025A Bonds. The Series 2025A Bonds and the Trustee’s certificate of authentication for the Series 2025A Bonds shall be substantially in the form set forth in Exhibit B attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture. ARTICLE III MISCELLANEOUS Section 3.1 Supplemental Indenture. This Ninetieth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and shall form a part

9 thereof, and the Original Indenture, as heretofore supplemented and amended and as hereby supplemented, is hereby confirmed. Except to the extent inconsistent with the express terms of this Ninetieth Supplemental Indenture or the Series 2025A Bonds, all of the provisions, terms, covenants and conditions of the Indenture generally applicable to the payment or redemption of all Obligations shall be applicable to the Series 2025A Bonds to the same extent as if specifically set forth herein. All references herein to Sections, Articles, definitions or other provisions of the Original Indenture shall be to such Sections, Articles, definitions or other provisions as they may be amended or modified from time to time pursuant to the Indenture. Section 3.2 Recitals. All recitals in this Ninetieth Supplemental Indenture are made by the Company only and not by the Trustee; and all of the provisions contained in the Indenture, in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full. Section 3.3 Successors and Assigns. Whenever in this Ninetieth Supplemental Indenture any of the parties hereto is named or referred to, this shall, subject to the provisions of Articles IX and XI of the Original Indenture, be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Ninetieth Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not. Section 3.4 No Rights, Remedies, Etc. Nothing in this Ninetieth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the Holders of the Outstanding Secured Obligations, any right, remedy or claim under or by reason of this Ninetieth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Ninetieth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto and of the Holders of Outstanding Secured Obligations. Section 3.5 Counterparts. This Ninetieth Supplemental Indenture may be executed in several counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts, or as many of them as the Company and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument. Section 3.6 Security Agreement; Mailing Address. To the extent permitted by applicable law, this Ninetieth Supplemental Indenture shall be deemed to be a Security Agreement and Financing Statement whereby the Company grants to the Trustee a security interest in all of the Trust Estate that is personal property or fixtures under the Uniform Commercial Code, as adopted or hereafter adopted in one or more of the states in which any part of the properties of the Company are situated. The mailing address of the Company, as debtor, is:

10 Oglethorpe Power Corporation (An Electric Membership Corporation) 2100 East Exchange Place Tucker, Georgia 30084-5336 and the mailing address of the Trustee, as secured party, is: U.S. Bank Trust Company, National Association Attention: Global Corporate Trust 2 Concourse Parkway, Suite 800 Atlanta, Georgia 30328 [Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Ninetieth Supplemental Indenture to be duly executed under seal, if applicable, as of the day and year first written above. Company: Signed, sealed and delivered by the Company in the presence of: Q.L OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized under the laws of the State of Georgia By:______ Elizabeth B. Higgins Executive Vice President and Chief Financial Officer Kimberly DAdams With I Secretary (Notarial Seal) My commission 5SEAL,.J) So [Signatures Continued on Next Page]

[Signatures Continued from Previous Page] Trustee: U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association Signed and delivered by the Trustee in the Presence of: By: uthorized’Kgent Notary Public (Notarial Seal) My commission expires: LOFF9CIAL SEAL CELESTE SANTOS

A-1 Exhibit A All property of the Company (other than Excepted Property and Excludable Property) in the Counties of Appling, Burke, Carroll, Coweta, DeKalb, Effingham, Floyd, Hart, Heard, Mitchell, Monroe, Murray, Talbot, Toombs, Walton, Warren, Washington and Whitfield, State of Georgia, whether now owned or hereafter acquired, and including the following described property: 1. Walton Tract Real property in the City of Walton, County of Walton, State of Georgia, described as follows: Fee Parcel: All that tract or parcel of land lying and being in Land Lots 99, 100, 109 and 110, 3rd Land District, Georgia Militia District 419 (Town), Walton County, Georgia and located in the City of Monroe, Georgia and being more particularly described as follows: To find the true point of beginning, commence at a point formed by the intersection of the northeastern margin of the right-of-way of Cherry Hill Road for (SO foot right-of-Way) and the southeastern margin of the right-of-way of Old Athens Highway {60 foot right-of-way); thence running in a northeasterly direction along the southeastern margin of the aforesaid right-of-way of Old Athens Highway a distance of 1996.29 feet to a tips marked by an iron pin set said point being the True Point of Beginning; from the True Point of Beginning, run in a Northeasterly direction along the southeastern margin of the aforesaid right-of-way of Old Athens Highway the following seven courses and distances; along an arc of a curve the left an arc distance of 184.17 to a point (said arc having a radius of 1172.66 feet, a chord bearing North 65 degrees 55 minutes 38 seconds East and a chord distance of 183.99 feet); along an arc of a curve to the left an arc distance of 74.57 feet to a point (said arc having a radius of 853.87 feet, a chord bearing North 58 degrees 55 minutes 34 seconds East and a chord distance of 74.54 Feet); along an arc of a curve to the let an arc distance of 152.99 feet to a point (said arc having a radius of 2036.83 feet, a chord bearing North 54 degrees 16 minutes 22 seconds East and a chord distance of 152.95 feet); along an arc of a curve to the left an arc distance of 189.48 feet to a point (said arc having a radius of 4669.47 feet, a chord bearing North 53 degrees 17 minutes 00 seconds East and a chord distance of 189.47 feet); North 54 degrees 26 minutes 45 seconds East a distance of 128.87 feet to a point; along an arc of a curve to the left an arc distance of 249.89 feet to a point (said arc having a radius 826.54 feet, a chord bearing North 45 degrees 47 minutes 05 seconds East and a chord distance of 248.94 feet); and along an arc of a curve to the left having an arc distance of 192.11 feet to a point (said arc having a radius of 4455.30 feet, a chord bearing 35 degrees 53 minutes 18 seconds East and a chord distance of 192.10 feet); thence leaving the southeastern margin of the aforesaid right-of-way of Old Athens Highway, running South 54 degrees 08 minutes 01 seconds East a distance of 139.32 feet to a point marked by a granite monument found located on the western Land Lot line of Land lot 100; thence running North 60 degrees 19 minutes 41 seconds East along the western Land Lot of Land Lot 100 a distance of 378.61 feet to a point marked by a granite monument found; thence running North 27 degrees 52 minutes 20 seconds West a distance of 29.47 feet to a point marked by a concrete monument found with disc; thence running North 66 degrees 53 minutes 04 seconds East a distance of 231.80 feet to a point marked by a concrete monument found; thence running North 66 degrees 53 minutes 04 seconds East a distance of 35.7 feet, more or less, to a point located in the centerline

A-2 of Jack's Creek; thence running in a southeasterly direction along the centerline of Jack's Creek and following the meanderings thereof a distance of 1564 feet, more or less, to a point, which point is located by commencing at the True Point of Beginning and running the following four courses and distances: South 27 degrees 34 minutes 14 seconds East a distance of 429.96 feet to a point marked by a concrete monument found, South 26 degrees 55 minutes 44 seconds East a distance of 409.95 feet to a point marked by a concrete monument found, South 26 degrees 14 minutes 52 seconds East a distance of 532.58 feet a point marked by an iron pin set, said point being hereafter called Point A and North 63 degrees 45 minutes 40 seconds East a distance of 2066.2 feet, more or less, to the aforesaid point located in the centerline of Jack's Creek; thence running South 63 degrees 45 minutes 40 seconds West a distance of 2066.2 feet, more or less, to Point A marked by an iron pin set; thence running North 26 degrees 14 minutes 52 seconds West a distance of 532.58 feet to a point marked by a concrete monument found; thence running North 26 degrees 55 minutes 44 seconds West a distance of 409.95 feet to a point marked by a concrete monument found; thence running North 27 degrees 34 minutes 14 seconds West a distance of 429.96 feet to the True Point of Beginning; said tract or parcel contains 65.8 acres, more or less, and is more particularly shown and delineated on that certain plat of survey dated August 9, 1999, last revised December 10, 1999, entitled "ALTA/ACSM Land Title Survey prepared for LG&E Power Monroe LLC, a Delaware LLC, and Development Authority of Walton County" by Gerald T. Batchelor, Georgia Registered Land Surveyor No. 2238 of Bachelor & Associates, said plat of survey being incorporated herein by reference thereto. Easement: Together with that certain perpetual easement which is an appurtenance to the above-described real property reserved in that Limited Warranty Deed from Virginia S. Baker to Monroe Power Company, dated February 16, 1999, recorded in Deed Book 937, Page 120, in the Office of the Clerk of Superior Court of Walton County, Georgia, as amended by that certain Amendment to Reservation of Easement by and between Baker Street Limited Partnership, LL.LP. and Monroe Power Company, dated as of the 23rd day of August, 1999, recorded in Deed Book 1007, Page 74, in the Office of the Clerk of the Superior Court of Walton County, Georgia, the aforesaid easement being over the following described tract or parcel of land: All that tract or parcel of land lying and being in Land Lots 100 and 109, 3rd Land District, Georgia Militia District 419 (Town), Walton County, Georgia, and being more particularly described as follows: To find the true point of beginning, commence at a point formed by the intersection of the northeastern margin of the right-of-way of Cherry Hill Road (50 foot right-of-way) and the southeastern margin of the right-of-way of Old Athens Highway (60 foot right-of-way); thence running in a northeasterly direction along the southeastern margin of the aforesaid right-of-way of Old Athens Highway a distance of 1996.29 feet to a point marked by an iron pin set; thence running South 27 degrees 34 minutes 14 seconds East a distance of 429.96 feet to a point marked by a concrete monument found; thence running South 26 degrees 55 minutes 44 seconds East a distance of 409.95 feet to a point marked by a concrete monument found; thence running South 26 degrees 14 minutes 52 seconds East a distance of 532.58 feet to a point marked by an iron pin set; thence running North 63 degrees 45 minutes 40 seconds East a distance of 1636.23 feet to a point marked by an iron pin set on the southwestern boundary of the Fee Parcel described hereinabove, said point being the True Point of Beginning; From the True Point of Beginning run South 56 degrees 14

A-3 minutes 20 seconds East a distance of 780.58 feet to a point marked by an iron pin set; thence running North 70 degrees 12 minutes 27 seconds East a distance of 170.62 feet to a point marked by an iron pin set, said point being hereinafter called Point B; thence running North 70 degrees 12 minutes 27 seconds East a distance of 154.28 feet, more or less, to a point located in the centerline of Jack's Creek; thence running in a northwesterly direction along the centerline of Jack's Creek and following the meanderings thereof a distance of 147 feet, more or less, to a point, which point is located by commencing at Point B and running the following two courses and distances: North 19 degrees 47 minutes 33 seconds West a distance of 125.00 feet to a point marked by an iron pin set, said point being hereinafter called Point C and North 70 degrees 12 minutes 27 seconds East a distance of 76.86 feet, more or less, to the aforesaid point located in the centerline of Jack's Creek; thence running South 70 degrees 12 minutes 27 seconds West a distance of 76.86 feet to Point C marked by an iron pin set; thence running South 70 degrees 12 minutes 27 seconds West a distance of 107.54 feet to a point marked by an iron pin set; thence running North 56 degrees 14 minutes 20 seconds West a distance of 645.33 feet to a point marked by an iron pin set and the southeastern boundary of the Fee Parcel described hereinabove; thence running South 63 degrees 45 minutes 40 seconds West along the southeastern boundary of the Fee Parcel described hereinabove, a distance of 144.34 feet to the True Point of Beginning; said tract or parcel of land is more particularly shown and delineated as the Transmission Line Easement 125' R/W on that certain plat of survey dated August 9, 1999, last revised December 10, 1999, entitled "ALTA/ACSM Land Title Survey prepared for LG&E Power Monroe LLC, a Delaware LLC, and Development Authority of Walton County" by Gerald T. Bachelor, Georgia Registered Land Surveyor No. 2238 of Batchelor & Associates, said plat of survey being incorporated herein and by reference thereto. 2. Dual Fuel Tract ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING SITUATED IN THE 99TH GEORGIA MILITIA DISTRICT. WASHINGTON COUNTY. GEORGIA. SAID TRACT OR PARCEL OF LAND CONTAINING 4.102 ACRES. MORE OR LESS. AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO WIT: COMMENCING AT A 1/2" REBAR & CAP SET ON THE EASTERLY RIGHT-OF-WAY OF COUNTY LINE ROAD (80' R/W), SAID POINT BEING THE POINT OF REFERENCE AND HAVING GEORGIA STATE PLANE GRID, EAST ZONE. COORDINATES OF N:1,127.373.37. E:405.075.57. THENCE, ALONG SAID RIGHT-OF-WAY. ALONG A TIE LINE. S31°08'45"W FOR A DISTANCE OF 30.14 FEET TO A POINT: THENCE, LEAVING SAID RIGHT-OF-WAY, ALONG THE SOUTHERLY SIDE OF A 30' ACCESS EASEMENT. S64°23'31”E FOR A DISTANCE OF 734. 57 FEET TO A POINT; THENCE, ALONG A CURVE TO THE RIGHT. SAID CURVE HAVING A CHORD BEARING OF S38°29'21"E. A CHORD DISTANCE OF 197.02 FEET, AN ARC LENGTH OF 205.73 FEET AND A RADIUS OF 202.73 FEET TO A POINT; THENCE, S10°59'29"E FOR A DISTANCE OF 201.40 FEET TO A POINT; THENCE. ALONG A CURVE TO THE LEFT. SAID CURVE HAVING A CHORD BEARING OF S37°34'26"E, A CHORD DISTANCE OF 248.90 FEET, AN ARC LENGTH OF 261.08 FEET AND A RADIUS OF 244.97 FEET TO A POINT; THENCE, LEAVING SAID 30' ACCESS EASEMENT, ALONG A TIE LINE, S59°49'40"E FOR A DISTANCE OF 67.52 FEET TO A 1/2" REBAR & CAP SET. SAID POINT BEING THE POINT OF BEGINNING AND HAVING GEORGIA STATE PLANE GRID, EAST ZONE, COORDINATES OF

A-4 N:1,126,446.97, E:406,093.55. THENCE, S64°20'45"E FOR A DISTANCE OF 736.39 FEET TO A 1/2" REBAR & CAP SET; THENCE, ALONG A CURVE TO THE RIGHT, SAID CURVE HAVING A CHORD BEARING OF S16°37'12"E, A CHORD DISTANCE OF 38.05 FEET, AN ARC LENGTH OF 38.77 FEET AND A RADIUS OF 57.88 FEET TO A 1/2" REBAR & CAP SET; THENCE. S25°29’29"W FOR A DISTANCE OF 213.14 FEET TO A 1/2" REBAR & CAP SET; THENCE, N63° 18'30"W FOR A DISTANCE OF 710.27 FEET TO A 1/2" REBAR & CAP SET; THENCE, ALONG A CURVE TO THE RIGHT. SAID CURVE HAVING A CHORD BEARING OF N28°46'14"W, A CHORD DISTANCE OF 72.57 FEET. AN ARC LENGTH OF 78.49 FEET AND A RADIUS OF 57.68 FEET TO A 1/2" REBAR & CAP SET: THENCE, N27°40'55"E A DISTANCE OF 186.33 FEET TO THE AFOREMENTIONED POINT OF BEGINNING.

B-1 Exhibit B FORM OF SERIES 2025A BOND AND TRUSTEE’S CERTIFICATE OF AUTHENTICATION [If an Initial Series 2025A Bond, then insert –THIS SERIES 2025A BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SERIES 2025A BOND IS HEREBY NOTIFIED THAT THE SELLER OF THIS SERIES 2025A BOND MAY BE RELYING ON THE EXEMPTIONS FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A OR REGULATION S THEREUNDER. THIS SERIES 2025A BOND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO OFFERS AND SALES TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (B) TO OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) (THE “COMPANY”) OR ANY OF ITS SUBSIDIARIES, AND IN THE CASE OF BOTH (A) AND (B), IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. [If a certificated Series 2025A Bond, then insert: EACH TRANSFEREE OF THIS SERIES 2025A BOND WILL BE REQUIRED TO PROVIDE U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE) WITH A WRITTEN CERTIFICATION (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AS TO COMPLIANCE WITH THE TRANSFER RESTRICTIONS REFERRED TO ABOVE. IN ADDITION, IF THE PROPOSED TRANSFEREE IS A PURCHASER WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER, A NON-U.S. PERSON OR THE COMPANY OR ANY SUBSIDIARY THEREOF, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

B-2 THIS SERIES 2025A BOND AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS SERIES 2025A BOND TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SERIES 2025A BOND SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SERIES 2025A BOND TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.] [If a Regulation S Bond, then insert – BY ITS ACQUISITION HEREOF, THE HOLDER OF THIS SERIES 2025A BOND REPRESENTS THAT IT IS NOT A U.S. PERSON, NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON, AND IS ACQUIRING THIS SERIES 2025A BOND IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.] [If a Temporary Regulation S Bond, then insert – EXCEPT AS SET FORTH BELOW, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL BOND WILL NOT BE EXCHANGEABLE FOR BENEFICIAL INTERESTS IN THE PERMANENT REGULATION S GLOBAL BOND OR ANY OTHER BOND REPRESENTING A BENEFICIAL INTEREST IN THE SERIES 2025A BONDS REPRESENTED HEREBY WHICH DO NOT CONTAIN A LEGEND CONTAINING RESTRICTIONS ON TRANSFER, UNTIL THE EXPIRATION OF THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD” (WITHIN THE MEANING OF RULE 903(b)(2) OF REGULATION S UNDER THE SECURITIES ACT) AND THEN ONLY UPON CERTIFICATION IN FORM REASONABLY SATISFACTORY TO THE TRUSTEE THAT SUCH BENEFICIAL INTERESTS ARE OWNED EITHER BY NON-U.S. PERSONS OR U.S. PERSONS WHO PURCHASED SUCH BENEFICIAL INTERESTS IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT. DURING SUCH 40-DAY DISTRIBUTION COMPLIANCE PERIOD, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL BOND MAY ONLY BE SOLD, PLEDGED OR TRANSFERRED (I) TO THE COMPANY, (II) OUTSIDE THE UNITED STATES IN A TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) AND (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. HOLDERS OF BENEFICIAL INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL BOND WILL NOTIFY ANY PURCHASER OF THIS BOND OF THE RESALE RESTRICTIONS REFERRED TO ABOVE, IF THEN APPLICABLE. AFTER THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD BENEFICIAL INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL BOND MAY BE EXCHANGED FOR INTERESTS IN A RULE 144A GLOBAL BOND ONLY IF (1) SUCH EXCHANGE OCCURS IN CONNECTION WITH A TRANSFER OF THE BONDS IN COMPLIANCE WITH RULE 144A AND (2) THE TRANSFEROR OF THE REGULATION S GLOBAL BOND FIRST DELIVERS TO THE TRUSTEE A WRITTEN CERTIFICATE TO THE EFFECT THAT THE REGULATION S GLOBAL BOND IS BEING TRANSFERRED

B-3 (A) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES TO BE A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, (B) TO A PERSON WHO IS PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, AND (C) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. BENEFICIAL INTERESTS IN A RULE 144A GLOBAL BOND MAY BE TRANSFERRED TO A PERSON WHO TAKES DELIVERY IN THE FORM OF A BENEFICIAL INTEREST IN THE REGULATION S GLOBAL BOND, WHETHER BEFORE OR AFTER THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD, ONLY IF THE TRANSFEROR FIRST DELIVERS TO THE TRUSTEE A WRITTEN CERTIFICATE TO THE EFFECT THAT SUCH TRANSFER IS BEING MADE IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S OR RULE 144 (IF AVAILABLE).] UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

B-4 No. _____ $________________ OGLETHORPE POWER CORPORATION GREEN FIRST MORTGAGE BOND, SERIES 2025A, DUE 2055 REGISTERED OWNER: CEDE & CO. PRINCIPAL AMOUNT: ______________________ DOLLARS ISSUANCE DATE: January 27, 2025 CUSIP NO.: _______ Oglethorpe Power Corporation (An Electric Membership Corporation), formerly known as Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), an electric membership corporation existing under the laws of the State of Georgia (together with any successors and assigns, the “Company”), for value received hereby promises to pay to the registered owner named above or registered assigns, on February 1, 2055 upon the presentation and surrender of this Green First Mortgage Bond, 5.900% Series 2025A due February 1, 2055 (this “Series 2025A Bond”), the aggregate principal amount (upon original issuance) of [$____________], issued under the Indenture, dated as of March 1, 1997 (the “Original Indenture”), as amended and supplemented, including as supplemented by the Ninetieth Supplemental Indenture (the “Ninetieth Supplemental Indenture”), by the Company, as grantor, to U.S. Bank Trust Company, National Association, as successor to U.S. Bank National Association, as successor to SunTrust Bank, formerly known as SunTrust Bank, Atlanta, as trustee (the “Trustee”) (the Original Indenture, as amended and supplemented, the “Indenture”). The Company shall pay the principal sum set forth above and pay interest on said principal sum from the date hereof until payment of said principal sum has been made or duly provided for, semi-annually at the interest rate of 5.900% [If an Initial Series 2025A Bond, then insert – ; provided, however, that if (i) the Company fails to file a registration statement under the Securities Act of 1933, as amended, registering this Series 2025A Bond (the “Exchange Offer Registration Statement”) in connection with the exchange offer (the “Exchange Offer”) pursuant to that certain Exchange and Registration Rights Agreement (the “Registration Rights Agreement”) by and between the Company and J.P. Morgan Securities LLC, as representative of the Purchasers (as defined therein), dated as of January 27, 2025 with the Securities and Exchange Commission (the “SEC”) on or prior to the 180th day after January 27, 2025 (the “Closing Date”), (ii) the Exchange Offer Registration Statement is not declared effective by the SEC or does not otherwise become effective on or before the 270th day after the Closing Date, (iii) the Exchange Offer has not been completed within 60 Business Days after the initial effective date of the Exchange Offer Registration Statement, (iv) an Alternative Registration Statement (as defined in the Registration Rights Agreement) is required to be filed pursuant to the terms of the Registration Rights Agreement but is not filed with the SEC on or prior to the later of (x) the 30th Business Day after the date such obligation to file arises or (y) the 180th day after the Closing Date, or (v) an Alternative Registration Statement is required to be filed pursuant to the terms of the Registration Rights Agreement but is not declared effective by the SEC or does not otherwise become effective on or prior to the later of (x) the 90th day after the date such obligation to file arises or (y) the 270th day after the Closing Date, or (vi) the Exchange Offer Registration Statement or Alternative Registration Statement, as applicable, is filed and declared effective but thereafter either (x) is withdrawn by the Company or (y) becomes subject to an effective stop order issued pursuant to

B-5 the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted under the Registration Rights Agreement, including with respect to any Alternative Registration Statement, during any applicable Suspension Period (as defined in the Registration Rights Agreement)) without being succeeded within 30 days from the date such registration statement was suspended by an additional registration statement filed and declared effective (each event referred to in clauses (i) through (vi), a “Registration Default” and each period during which a Registration Default has occurred and is occurring, a “Registration Default Period”), then additional interest on this Series 2025A Bond will accrue (in addition to the stated interest on this Series 2025A Bond) at a rate of (x) 0.25% per annum for the first 90 days of a Registration Default Period and (y) at a rate per annum of 0.50% thereafter (“Special Interest”) on the principal amount of this Series 2025A Bond, from the date of the occurrence of any Registration Default until such Registration Default is remedied. Special Interest shall not accrue and be payable only with respect to a single Registration Default at any given time, notwithstanding the fact that multiple Registration Defaults may exist at such time. Immediately upon the cure of all Registration Defaults, the accrual of Special Interest will cease and the interest rate on this Series 2025A Bond shall revert to the original rate.] The principal of, and interest on, this Series 2025A Bond are payable at the principal corporate trust office of the Trustee, or of its successor as Trustee, or, at the option of the owner of this Series 2025A Bond, at the principal office of any Paying Agent appointed in accordance with the Indenture; provided, however, that, subject to the next succeeding paragraph, interest may be payable, at the option of the Trustee, by check or draft drawn upon the Trustee and mailed to the registered address of the registered owner of this Series 2025A Bond as of the close of business on the applicable Record Date (as defined in the Ninetieth Supplemental Indenture), or, at the written request of the registered owner of Series 2025A Bonds in an aggregate principal amount greater than or equal to $1,000,000 delivered to the Trustee at least five days prior to the Record Date next preceding such payment date, by wire transfer to a wire transfer address in the United States as set forth in such request. Payment of the principal of and interest on this Series 2025A Bond shall be in any coin or currency of the United States of America as, at the respective times of payment, shall be legal tender for the payment of public and private debts. Notwithstanding any other provision of this Series 2025A Bond to the contrary, so long as this Series 2025A Bond shall be registered on books of the Company kept by the Obligation Registrar (as defined in the Indenture) in the name of The Depository Trust Company, a New York corporation (“DTC”), or its nominee, the provisions of the Indenture governing the Book-Entry System (as defined in the Indenture) shall govern the manner of payment of the principal of, and interest on, this Series 2025A Bond. The Series 2025A Bonds are equally and ratably secured, to the extent provided in the Indenture, by the Trust Estate, except and excluding the Excepted Property and the Excludable Property. Reference is hereby made to the Indenture, a copy of which is on file with the Trustee, for the provisions, among others, with respect to the nature and extent of the rights, duties and obligations of the Company, the Trustee and the owner of this Series 2025A Bond, the terms upon which this Series 2025A Bond is issued and secured, and the modification or amendment of the

B-6 Indenture, to all of which the registered owner of this Series 2025A Bond assents by the acceptance of this Series 2025A Bond. This Series 2025A Bond is transferable, as provided in the Indenture, only upon the registration books of the Company maintained by the Obligation Registrar, which shall be the Trustee, kept at its principal office, upon presentation at said office of this Series 2025A Bond with the written request of the registered owner hereof or his attorney duly authorized in writing, and a written instrument of transfer satisfactory to the Obligation Registrar duly executed by the registered owner or his duly authorized attorney. The Obligation Registrar shall not be obliged to (i) make any exchange or transfer of this Series 2025A Bond during the period beginning at the opening of business fifteen days next preceding the date of the mailing of the notice of redemption of the Series 2025A Bonds or (ii) register the transfer of or exchange of any Series 2025A Bond so selected for redemption in whole or in part, except the unredeemed portion of a Series 2025A Bond being redeemed in part. The Series 2025A Bonds shall be issued as fully registered global bonds without coupons and in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. Upon payment of any required tax or other governmental charge and, subject to such conditions, the Series 2025A Bonds, upon the surrender thereof at the principal office of the Obligation Registrar, with a written instrument of transfer satisfactory to the Obligation Registrar, duly executed by the registered owner or his duly authorized attorney, may, at the option of the registered owner thereof, be exchanged for an equal aggregate principal amount of Series 2025A Bonds of the same interest rate and in any other authorized denominations. This Series 2025A Bond shall bear interest from, and including, the date hereof to, but excluding, February 1, 2055. Interest shall be payable in arrears on each Interest Payment Date; provided, however, that if an Interest Payment Date does not fall on a Business Day, such payment may be made on the next succeeding Business Day. Interest on this Series 2025A Bond shall be computed on the basis of a 360-day year of twelve 30-day months. Optional Redemption: The Company may redeem this Series 2025A Bond, in whole or in part, on any date or from time to time prior to its maturity, at its option. If the Redemption Date is before August 1, 2054 (the “Par Call Date”), the Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) for this Series 2025A Bond will be equal to the greater of: (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on this Series 2025A Bond discounted to the Redemption Date (assuming this Series 2025A Bond matured on the Par Call Date) on a semi-annual basis (assuming a 360- day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points less (b) interest accrued on this Series 2025A Bond to the Redemption Date; and (ii) 100% of the principal amount of this Series 2025A Bond being redeemed, plus, in either case, accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date.

B-7 If the Redemption Date is on or after the Par Call Date, the Redemption Price for this Series 2025A Bond will be 100% of the principal amount of this Series 2025A Bond being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date. “Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date. If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

B-8 The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. If less than all of this Series 2025A Bond is to be redeemed, the portion of this Series 2025A Bond to be redeemed will be selected by the Trustee in any method it deems fair and appropriate, and the portion of this Series 2025A Bond not so redeemed will be in a minimum denomination of $2,000 and integral multiples of $1,000 in excess thereof. The registered owner of this Series 2025A Bond shall have no right to enforce the provisions of the Indenture, or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture. All acts, conditions and things required by the Constitution and statutes of the State of Georgia, the governing rules and procedures of the Company and the Indenture to exist, to have happened and to have been performed precedent to and in the issuance of this Series 2025A Bond, do exist, have happened and have been performed. No covenant or agreement contained in this Series 2025A Bond, the Indenture or the Ninetieth Supplemental Indenture shall be deemed to be a covenant or agreement of any official, officer, agent or employee of the Company in his or her individual capacity, and no officer of the Company executing this Series 2025A Bond shall be liable personally on this Series 2025A Bond or be subject to any personal liability or accountability by reason of the issuance of this Series 2025A Bond. This Series 2025A Bond shall not be entitled to any benefit under the Indenture or be valid until this Series 2025A Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, of the Certificate of Authentication inscribed hereon. Signatures commence on following page

B-9 IN WITNESS WHEREOF, the Company has caused this Series 2025A Bond to be executed in its corporate name by its Executive Vice President and Chief Financial Officer and attested by its Secretary and its corporate seal to be hereunto affixed. OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) By:________________________________ Elizabeth B. Higgins Executive Vice President and Chief Financial Officer (CORPORATE SEAL) Attest: Kimberly D. Adams Secretary

B-10 This is one of the Obligations of the series designated therein referred to in the within-mentioned Indenture. U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee By: Authorized Agent Date of Authentication:

Schedule 1 RECORDING INFORMATION FOR ________________COUNTY, GEORGIA DOCUMENT RECORDING INFORMATION DATE OF RECORDING Original Indenture First Supplemental Indenture Second Supplemental Indenture Third Supplemental Indenture Fourth Supplemental Indenture Fifth Supplemental Indenture Sixth Supplemental Indenture Seventh Supplemental Indenture Eighth Supplemental Indenture Ninth Supplemental Indenture Tenth Supplemental Indenture Eleventh Supplemental Indenture Twelfth Supplemental Indenture Thirteenth Supplemental Indenture Fourteenth Supplemental Indenture Fifteenth Supplemental Indenture Sixteenth Supplemental Indenture Seventeenth Supplemental Indenture Eighteenth Supplemental Indenture Nineteenth Supplemental Indenture Twentieth Supplemental Indenture Twenty-First Supplemental Indenture Twenty-Second Supplemental Indenture Twenty-Third Supplemental Indenture Twenty-Fourth Supplemental Indenture Twenty-Fifth Supplemental Indenture Twenty-Sixth Supplemental Indenture

DOCUMENT RECORDING INFORMATION DATE OF RECORDING Twenty-Seventh Supplemental Indenture Twenty-Eighth Supplemental Indenture Twenty-Ninth Supplemental Indenture Thirtieth Supplemental Indenture Thirty-First Supplemental Indenture Thirty-Second Supplemental Indenture Thirty-Third Supplemental Indenture Thirty-Fourth Supplemental Indenture Thirty-Fifth Supplemental Indenture Thirty-Sixth Supplemental Indenture Thirty-Seventh Supplemental Indenture Thirty-Eighth Supplemental Indenture Thirty-Ninth Supplemental Indenture Fortieth Supplemental Indenture Forty-First Supplemental Indenture Forty-Second Supplemental Indenture Forty-Third Supplemental Indenture Forty-Fourth Supplemental Indenture Forty-Fifth Supplemental Indenture Forty-Sixth Supplemental Indenture Forty-Seventh Supplemental Indenture Forty-Eighth Supplemental Indenture Forty-Ninth Supplemental Indenture Fiftieth Supplemental Indenture Fifty-First Supplemental Indenture Fifty-Second Supplemental Indenture Fifty-Third Supplemental Indenture Fifty-Fourth Supplemental Indenture Fifty-Fifth Supplemental Indenture Fifty-Sixth Supplemental Indenture Fifty-Seventh Supplemental Indenture Fifty-Eighth Supplemental Indenture

DOCUMENT RECORDING INFORMATION DATE OF RECORDING Fifty-Ninth Supplemental Indenture Sixtieth Supplemental Indenture Sixty-First Supplemental Indenture Sixty-Second Supplemental Indenture Sixty-Third Supplemental Indenture Sixty-Fourth Supplemental Indenture Sixty-Fifth Supplemental Indenture Sixty-Sixth Supplemental Indenture Sixty-Seventh Supplemental Indenture Sixty-Eighth Supplemental Indenture Sixty-Ninth Supplemental Indenture Seventieth Supplemental Indenture Seventy-First Supplemental Indenture Seventy-Second Supplemental Indenture Seventy-Third Supplemental Indenture Seventy-Fourth Supplemental Indenture Seventy-Fifth Supplemental Indenture Seventy-Sixth Supplemental Indenture Seventy-Seventh Supplemental Indenture Seventy-Eighth Supplemental Indenture Seventy-Ninth Supplemental Indenture Eightieth Supplemental Indenture Eighty-First Supplemental Indenture Eighty-Second Supplemental Indenture Eighty-Third Supplemental Indenture Eighty-Fourth Supplemental Indenture Eighty-Fifth Supplemental Indenture Eighty-Sixth Supplemental Indenture Eighty-Seventh Supplemental Indenture Eighty-Eighth Supplemental Indenture Eighty-Ninth Supplemental Indenture